UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 06, 2026

ACRES Commercial Realty Corp.

(Exact name of Registrant as Specified in Its Charter)

Maryland	1-32733	20-2287134
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

390 RXR Plaza
Uniondale, New York		11556
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 516 535-0015

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	ACR	New York Stock Exchange
8.625% Fixed-to-Floating Series C Cumulative Redeemable Preferred Stock	ACRPrC	New York Stock Exchange
7.875% Series D Cumulative Redeemable Preferred Stock	ACRPrD	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Current Report on Form 8-K/A (the "Form 8-K/A") amends the Current Report on Form 8-K filed by ACRES Commercial Realty Corp. (the "Company"), filed with the Securities and Exchange Commission (the "SEC") on August 6, 2026 (the "Original Report") and is being filed solely to amend and supplement the Company's disclosure contained in Item 9.01(b) of the Original Report. The Original Report otherwise remains unchanged. Capitalized terms used in this Forma 8-K/A but not otherwise defined have the meanings provided in the Original Report.

Item 9.01 Financial Statements and Exhibits.

(b) Pro Forma Financial Information.

In connection with the closing of the Merger and Internalization, the unaudited pro forma condensed combined consolidated financial information of the Company as of June 30, 2026 and for the six months ended June 30, 2026 and for the year ended December 31, 2025 (the “unaudited pro forma financial information”), is filed as Exhibit 99.4 to this Form 8-K/A and incorporated herein by reference.

The unaudited pro forma financial information is presented for illustrative purposes only and is not necessarily indicative of the results of operations or financial condition had the Merger and Internalization been completed on the dates described above, nor is it necessarily indicative of the results of operations in future periods or the future financial condition of the combined entities following the closing of the Merger and Internalization.

(d) Exhibits.

Exhibit No.	Description
99.4

Unaudited pro forma condensed combined financial information of the ACRES Commercial Realty Corp. as of June 30, 2026 and for the six months ended June 30, 2026 and for the year ended December 31, 2025.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACRES COMMERCIAL REALTY CORP.

Date:	August 24, 2026	By:	/s/ Jaclyn Jesberger
Jaclyn Jesberger Senior Vice President, Chief Legal Officer and Secretary